Exhibit 99.1

Report of Independent Registered Public Accounting Firm

To SunEdison Semiconductor, Inc.:

We have audited the accompanying combined balance sheets of SunEdison Semiconductor, Inc. (the Company) as of December 31, 2012 and 2011, and the related statements of operations, comprehensive income (loss), equity, and cash flows for each of the years in the two-year period ended December 31, 2012. These combined financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

St. Louis, Missouri

September 8, 2013

Combined Statements of Operations

	For the Year Ended December 31,		For the Six Months Ended June 30,
	2012	2011	2013	2012
			(unaudited)
In millions
Net sales to non-affiliates	$927.4	$1,051.3	$471.3	$454.5
Net sales to affiliates	6.8	147.0	5.1	3.3
Cost of goods sold	852.4	1,023.3	422.5	425.8

Gross profit	81.8	175.0	53.9	32.0
Operating expenses:
Marketing and administration	100.7	129.9	48.4	52.2
Research and development	33.4	38.2	18.7	16.1
Restructuring (reversals) charges (see Note 3)	(149.6)	284.5	(5.5)	—
Gain on receipt of property, plant and equipment (see Note 3)	(31.7)	—	—	—
Long-lived asset impairment charges (see Note 3)	1.5	234.7	—	—

Operating income (loss)	127.5	(512.3)	(7.7)	(36.3)

Non-operating expenses (income):
Interest expense	1.0	5.9	0.3	0.5
Interest income	(0.7)	(1.0)	(0.2)	(0.4)
Interest (income) expense, net - affiliates	(2.2)	1.8	(0.8)	(0.9)
Other, net	3.1	(0.8)	(4.1)	1.4

Total non-operating expenses (income)	1.2	5.9	(4.8)	0.6

Income (loss) before income tax expense	126.3	(518.2)	(2.9)	(36.9)
Income tax expense	3.6	37.4	18.5	1.8

Net income (loss)	122.7	(555.6)	(21.4)	(38.7)
Net (income) loss attributable to noncontrolling interests	(1.4)	(2.3)	(2.3)	0.2

Net income (loss) attributable to SunEdison Semiconductor, Inc.	$121.3	$(557.9)	$(23.7)	$(38.5)

See accompanying notes to combined financial statements.

Combined Statements of Comprehensive Income (Loss)

	For the Year Ended December 31,		For the Six Months Ended June 30,
	2012	2011	2013	2012
			(unaudited)
In millions
Net income (loss)	$122.7	$(555.6)	$(21.4)	$(38.7)
Other comprehensive (loss) income:
Net translation adjustment	(15.3)	2.1	(44.4)	(7.8)
Actuarial loss and prior service costs	(1.4)	(26.8)	—	(9.1)

Other comprehensive loss	(16.7)	(24.7)	(44.4)	(16.9)

Total comprehensive income (loss)	106.0	(580.3)	(65.8)	(55.6)
Net (income) loss attributable to noncontrolling interests	(1.4)	(2.3)	(2.3)	0.2
Net translation adjustment attributable to noncontrolling interests	(2.2)	0.5	2.2	—

Comprehensive income (loss) attributable to SunEdison Semiconductor, Inc.	$102.4	$(582.1)	$(65.9)	$(55.4)

See accompanying notes to combined financial statements.

Combined Balance Sheets

	As of December 31,		As of June 30,
	2012	2011	2013
			(unaudited)
In millions
Assets
Current assets:
Cash and cash equivalents	$103.2	$50.3	$55.2
Accounts receivable, net	129.5	125.9	117.9
Accounts receivable, affiliate	89.1	20.4	19.4
Inventories	130.5	165.8	127.4
Deferred tax asset	14.0	12.1	14.0
Prepaid and other current assets	23.6	42.7	21.6

Total current assets	489.9	417.2	355.5
Property, plant and equipment, net	789.9	791.9	736.3
Notes receivable, affiliate	158.5	111.5	181.6
Other assets	74.9	68.5	82.4

Total assets	$1,513.2	$1,389.1	$1,355.8

Liabilities and Equity
Current liabilities:
Current portion of long-term debt	$3.4	$3.7	$2.9
Accounts payable	121.8	146.4	99.7
Accounts payable, affiliate	102.0	59.7	111.9
Accrued liabilities	57.8	63.3	52.6
Accrued wages and salaries	32.9	31.7	32.8
Restructuring liabilities	133.9	177.9	85.5

Total current liabilities	451.8	482.7	385.4
Long-term debt, less current portion	12.6	17.8	9.5
Long-term debt, affiliate	129.4	127.3	76.0
Pension and post-employment liabilities	71.2	69.4	67.3
Restructuring liabilities	6.3	118.5	4.3
Other liabilities	27.9	34.4	36.9

Total liabilities	699.2	850.1	579.4

Equity:
Net Parent investment	870.3	580.0	874.8
Accumulated other comprehensive loss	(95.2)	(76.3)	(137.4)

Total SunEdison Semiconductor Inc. equity	775.1	503.7	737.4
Noncontrolling interests	38.9	35.3	39.0

Total equity	814.0	539.0	776.4

Total liabilities and equity	$1,513.2	$1,389.1	$1,355.8

See accompanying notes to combined financial statements.

Combined Statements of Cash Flows

	For the Year Ended December 31,		For the Six Months Ended June 30,
	2012	2011	2013	2012
			(unaudited)
In millions
Cash flows from operating activities:
Net income (loss)	$122.7	$(555.6)	$(21.4)	$(38.7)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	118.7	144.3	58.3	59.0
Long-lived asset impairment charges	—	248.8	—	—
Gain on receipt of property, plant and equipment	(31.7)	—	—	—
Stock-based compensation	13.0	20.5	6.5	5.8
(Benefit) provision for deferred taxes	(14.2)	15.1	1.8	(8.8)
Other	(6.4)	(11.0)	(10.2)	(1.3)
Changes in operating assets and liabilities:
Accounts receivable	(3.6)	58.2	8.5	(5.1)
Inventories	34.0	(42.9)	(1.3)	7.1
Amounts due from affiliates	(71.6)	—	(18.1)	(8.5)
Amounts due to affiliates	41.3	8.2	40.0	19.0
Prepaid and other current assets	20.1	3.7	1.1	14.4
Accounts payable and accrued liabilities	(28.9)	(12.4)	(3.6)	(27.9)
Pension and post-employment liabilities	1.8	10.6	(2.4)	5.5
Restructuring liabilities	(146.5)	280.5	(35.8)	(15.2)
Working capital and other	(2.6)	3.8	(3.6)	(25.7)

Net cash provided by (used in) operating activities	46.1	171.8	19.8	(20.4)

Cash flows from investing activities:
Capital expenditures	(95.2)	(187.1)	(62.1)	(45.8)
Notes receivable from affiliates	(46.7)	(110.0)	(21.4)	(45.0)
Other	(3.6)	—	—	(1.3)

Net cash used in investing activities	(145.5)	(297.1)	(83.5)	(92.1)

Cash flows from financing activities:
Principal payments on long-term debt	(3.6)	(3.7)	(1.4)	(1.8)
Net Parent investment	154.6	(50.6)	21.3	132.2
Borrowings from affiliates	2.1	1.6	—	—
Payments to noncontrolling interests	—	(0.6)	—	—

Net cash provided by (used in) financing activities	153.1	(53.3)	19.9	130.4

Effect of exchange rate changes on cash and cash equivalents	(0.8)	3.0	(4.2)	0.1

Net increase (decrease) in cash and cash equivalents	52.9	(175.6)	(48.0)	18.0
Cash and cash equivalents at beginning of period	50.3	225.9	103.2	50.3

Cash and cash equivalents at end of period	$103.2	$50.3	$55.2	$68.3

Supplemental disclosures of cash flow information:
Interest paid, net of amount capitalized	$2.8	$3.6	$0.7	$0.4
Income taxes paid, net	$24.6	$11.3	$17.1	$11.8
Supplemental schedule of non-cash investing and financing activities:
Accounts payable incurred (relieved) for acquisition of fixed assets	$3.4	$(14.3)	$(17.7)	$1.0

See accompanying notes to combined financial statements.

Combined Statements of Equity

	Net Parent Investment	Accumulated Other Comprehensive Loss	Total SunEdison Semiconductor, Inc. Equity	Noncontrolling Interests	Total Equity
In millions
Balance December 31, 2010	$1,167.6	$(52.1)	$1,115.5	$34.1	$1,149.6

Net (loss) income	(557.9)	—	(557.9)	2.3	(555.6)
Other comprehensive loss	—	(24.2)	(24.2)	(0.5)	(24.7)
Net transfers to SunEdison	(29.7)	—	(29.7)	—	(29.7)
Net distributions to noncontrolling interests	—	—	—	(0.6)	(0.6)

Balance at December 31, 2011	$580.0	$(76.3)	$503.7	$35.3	$539.0

Net income	121.3	—	121.3	1.4	122.7
Other comprehensive (loss) income	—	(18.9)	(18.9)	2.2	(16.7)
Net transfers from SunEdison	169.0	—	169.0	—	169.0

Balance at December 31, 2012	$870.3	$(95.2)	$775.1	$38.9	$814.0

Net (loss) income (unaudited)	(23.7)	—	(23.7)	2.3	(21.4)
Other comprehensive loss (unaudited)	—	(42.2)	(42.2)	(2.2)	(44.4)
Net transfers from SunEdison (unaudited)	28.2	—	28.2	—	28.2

Balance at June 30, 2013 (unaudited)	$874.8	$(137.4)	$737.4	$39.0	$776.4

See accompanying notes to combined financial statements.